SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement
|_|   Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2)
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                           HOVNANIAN ENTERPRISES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No Fee Required

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1.    Title of each class of securities to which transaction applies:

            --------------------------------------------------------------------

      2.    Aggregate number of securities to which transaction applies:

            --------------------------------------------------------------------

      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

            --------------------------------------------------------------------

      4.    Proposed maximum aggregate value transaction:

            --------------------------------------------------------------------

      5.    Total fee paid:

            --------------------------------------------------------------------

|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and the date of its filing.

      1.    Amount previously paid:

            --------------------------------------------------------------------

      2.    Form, Schedule or Registration Statement No.:

            --------------------------------------------------------------------

      3.    Filing Party:

            --------------------------------------------------------------------

      4.    Date Filed:

            --------------------------------------------------------------------

[LOGO] H Honanian(SM)    HOVNANIAN ENTERPRISES, INC.
       Companies         -------------------------------------------------------
                         10 HIGHWAY 35, P.O. BOX 500, RED BANK, NEW JERSEY 07701
                         |_| (732) 747-7800

                                                                February 2, 2001

Dear Shareholder:

      You are cordially invited to attend the Annual Meeting of Shareholders which will be held on Thursday, March 8, 2001, in the Boardroom of the American Stock Exchange, 13th Floor, 86 Trinity Place, New York, New York. The meeting will start promptly at 10:30 a.m.

      It is important that your shares be represented and voted at the meeting. Therefore, we urge you to complete, sign, date and return the enclosed proxy card in the envelope provided for this purpose. Of course, if you attend the meeting, you may still choose to vote your shares personally, even though you have already returned a signed proxy. Important items to be acted upon at the meeting include the election of directors and ratification of the selection of independent accountants.

      We sincerely hope you will be able to attend and participate in the Company's 2001 Annual Meeting. We welcome the opportunity to meet with many of you and give you a firsthand report on the progress of your Company.

                                        Sincerely yours,


                                        /s/ Kevork S. Hovnanian

                                        KEVORK S. HOVNANIAN
                                        Chairman of the Board

                           HOVNANIAN ENTERPRISES, INC.

                                   ----------

                    Notice of Annual Meeting of Shareholders
                                February 2, 2001

                                   ----------

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Hovnanian Enterprises, Inc. will be held on Thursday, March 8, 2001, in the Boardroom of the American Stock Exchange, 13th Floor, 86 Trinity Place, New York, New York at 10:30 a.m. for the following purposes:

            1. The election of Directors of the Company for the ensuing year, to serve until the next Annual Meeting of Shareholders of the Company and until their respective successors may be elected and qualified.

            2. The ratification of the selection of Ernst & Young LLP as independent accountants to examine financial statements for the Company for the year ended October 31, 2001.

            3. The transaction of such other business as may properly come before the meeting and any adjournment thereof.

      Only shareholders of record at the close of business on January 17, 2001 are entitled to notice of and to vote at the meeting.

      Accompanying this Notice of Annual Meeting of Shareholders is a proxy statement, a form of proxy and the Company's Annual Report for the year ended October 31, 2000.

      All shareholders are urged to attend the meeting in person or by proxy. Shareholders who do not expect to attend the meeting are requested to complete, sign and date the enclosed proxy and return it promptly in the self-addressed envelope provided.

                                             By order of the Board of Directors,
                                             PETER S. REINHART
                                                                       Secretary

February 2, 2001

--------------------------------------------------------------------------------
      PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

                           HOVNANIAN ENTERPRISES, INC.
                                  10 Highway 35
                                  P.O. Box 500
                           Red Bank, New Jersey 07701

                                 ---------------
                                 PROXY STATEMENT
                                 ---------------

General

      The accompanying proxy is solicited on behalf of the Board of Directors of Hovnanian Enterprises, Inc. (the "Company") for use at the Annual Meeting of Shareholders referred to in the foregoing notice and at any adjournment thereof. It is expected that this Proxy Statement and the accompanying proxy will be mailed commencing February 2, 2001 to each shareholder entitled to vote. The Company's Annual Report for the year ended October 31, 2000 accompanies this Proxy Statement.

      Shares represented by properly executed proxies, if such proxies are received in time and not revoked, will be voted in accordance with the specifications thereon. If no specifications are made, the persons named in the accompanying proxy will vote such proxy for the Board of Directors' slate of Directors, for the ratification of selected independent accountants, and as recommended by the Board of Directors unless contrary instructions are given. Any person executing a proxy may revoke it at any time before it is exercised by delivering written notice of revocation to the Secretary of the Company or by voting in person at the meeting.

                     VOTING RIGHTS AND SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The record date for the determination of shareholders entitled to vote at the meeting is the close of business on January 17, 2001. On January 17, 2001, the voting securities of the Company outstanding consisted of 14,156,770 shares of Class A Common Stock, each share entitling the holder thereof to one vote and 7,591,579 shares of Class B Common Stock, each share entitling the holder thereof to ten votes.

      Other than as set forth in the table below, there are no persons known to the Company to own beneficially shares representing more than 5% of the Company's Class A Common Stock or Class B Common Stock.

      The following table sets forth as of January 17, 2001 the Class A Common Stock and Class B Common Stock of the Company beneficially owned by each Director and nominee for Director, by all Directors and officers of the Company as a group (including the named individuals) and holders of more than 5%:

                                            Class A Common Stock      Class B Common Stock
                                          ------------------------  ------------------------
                                           Amount and                Amount and
                                           Nature of                 Nature of
       Directors, Nominees and             Beneficial   Percent      Beneficial   Percent
       Holders of More Than 5%            Ownership(1) of Class(2)  Ownership(1) of Class(2)
       -----------------------            ------------ -----------  ------------ -----------
Kevork S. Hovnanian(3)(5) ...........      5,490,887      38.8%      5,843,837      77.0%
Ara K. Hovnanian(4) .................      1,584,657      10.8%      1,121,596      14.6%
Paul W. Buchanan ....................         61,020        .4%          6,480        .1%
Geaton A. DeCesaris, Jr .............             --        --              --        --
Arthur M. Greenbaum .................         11,834        .1%          1,500        --
Desmond P. McDonald .................         12,084        .1%          3,750        .1%
Peter S. Reinhart ...................         61,419        .4%          4,950        .1%
John J. Robbins .....................             --        --              --        --
J. Larry Sorsby .....................         92,660        .7%         11,340        .2%
Stephen D. Weinroth .................         26,084        .2%          2,250        --
Dimension Fund Advisors Inc. (6) ....      1,025,384       7.2%             --
All Directors and officers as a group
      (12 persons) ..................      7,340,645      49.6%      6,995,703      90.7%

----------
Notes:

(1) The figures in the table in respect of Class A Common Stock do not include the shares of Class B Common Stock beneficially owned by the specified persons, which shares of Class B Common Stock are convertible at any time on a share for share basis to Class A Common Stock. The figures in the table represent beneficial ownership (including ownership of 619,240 Class A Common Stock Options and 268,260 Class B Common Stock Options, currently exercisable or exercisable within 60 days) and sole voting power and sole investment power except as noted in notes (3), (4) and (5) below.

(2) Based upon the number of shares outstanding plus options for such director, nominee or holder.

(3) Includes 167,812 shares of Class A Common Stock and 320,012 shares of Class B Common Stock as to which Kevork S. Hovnanian has shared voting power and shared investment power. Kevork S. Hovnanian's address is 10 Hwy 35, P.O. Box 500, Red Bank, New Jersey 07701.

(4) Includes 35,217 shares of Class A Common Stock and 89,667 shares of Class B Common Stock as to which Ara K. Hovnanian has shared voting power and shared investment power. Ara K. Hovnanian's address is 10 Hwy 35, P.O. Box 500, Red Bank, New Jersey 07701.

(5) Includes 2,829,413 shares of Class B Common Stock held by the Kevork S. Hovnanian Family Limited Partnership, a Connecticut limited partnership (the "Limited Partnership"), beneficial ownership of which is disclaimed by Kevork S. Hovnanian. Kevork S. Hovnanian's wife, Sirwart Hovnanian, as trustee of the Sirwart Hovnanian 1994 Marital Trust, is the Managing General Partner of the Limited Partnership and as such has the sole power to vote and dispose of the shares of Class B Common Stock held by the Limited Partnership. Also includes 129,562 shares of Class A Common Stock and 264,562 shares of Class B Common Stock held in trust for Mr. Hovnanian's daughter over which Sirwart Hovnanian, as trustee, shares with her daughter the power to dispose of and vote. In addition, includes 18,250 shares of Class A Common Stock and 55,450 shares of Class B Common Stock held in trust for Mr. Hovnanian's grandchildren, over which Sirwart Hovnanian, as trustee, has sole power to dispose of and vote and includes 20,000 shares of Class A Common Stock held in the name of Sirwart Hovnanian over which she has sole power to dispose of and vote. Mr. Hovnanian disclaims beneficial ownership of the shares described in the preceding three sentences.

(6) Based solely upon information contained in a statement on Schedule 13G filed with the Securities and Exchange Commission as of February 11, 2000.
      Address: 1299 Ocean Ave., 11th Floor, Santa Monica, CA 90401.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers, directors, persons who own more than ten percent of a registered class of the Company's equity securities and certain entities associated with the foregoing ("Reporting Persons") to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission (the "SEC") and the American Stock Exchange (the "ASE"). These Reporting Persons are required by SEC regulation to furnish the Company with copies of all Forms 3, 4 and 5 they file with the SEC and the ASE. Based solely on the Company's review of the copies of such forms it has received, the Company knows of no failure to file.

                              ELECTION OF DIRECTORS

      The Company's By-laws provide that the Board of Directors shall consist of no more than eleven Directors who shall be elected annually by the shareholders. The Company's Certificate of Incorporation requires that, at any time when any shares of Class B Common Stock are outstanding, one-third of the Directors shall be independent. The following persons are proposed as Directors of the Company to hold office until the next Annual Meeting of Shareholders and until their respective successors have been duly elected and qualified. In the event that any of the nominees for Directors should become unavailable, it is intended that the shares represented by the proxies will be voted for such substitute nominees as may be nominated by the Board of Directors, unless the number of Directors constituting a full Board of Directors is reduced. The Company has no reason to believe, however, that any of the nominees is, or will be, unavailable to serve as a Director.

                                                                      Year First
                                                                       Became a
          Name                 Age        Company Affiliation          Director
         ------                ----      ---------------------        ----------
    Kevork S. Hovnanian ....... 77    Chairman of the Board, and         1967
                                          Director of the Company.
    Ara K. Hovnanian .......... 43    President, Chief Executive         1981
                                          Officer and Director
                                          of the Company.
    Paul W. Buchanan .......... 50    Senior Vice President--            1982
                                          Corporate Controller and
                                          Director of the Company.
    Geaton A. DeCesaris, Jr. .. 45    President of Homebuilding          2001
                                          Operations and Chief
                                          Operating Officer and
                                          Director of the Company.
    Arthur M. Greenbaum ....... 75    Director of the Company.           1992
    Desmond P. McDonald ....... 73    Director of the Company.           1982
    Peter S. Reinhart ......... 50    Senior Vice President and          1981
                                          General Counsel/Secretary
                                          and Director of the Company.
    John J. Robbins ........... 61    Director of the Company            2001
    J. Larry Sorsby ........... 45    Executive Vice President           1998
                                          and Chief Financial Officer
                                          and Director of the Company.
    Stephen D. Weinroth ....... 62    Director of the Company.           1982

      Mr. K. Hovnanian founded the predecessor of the Company in 1959 and has served as Chairman of the Board since its initial incorporation in 1967. Mr. K. Hovnanian was also Chief Executive Officer of the Company from 1967 to July 1997.

      Mr. A. Hovnanian was appointed President in April 1988, after serving as Executive Vice President from March 1983. He has also served as Chief Executive Officer since July 1997. Mr. A. Hovnanian is the son of Mr. K. Hovnanian.

      Mr. Buchanan has been Senior Vice President -- Corporate Controller since May 1990.

      Mr. DeCesaris was appointed President of Homebuilding Operations and Chief Operating Officer in January 2001. From August 1988 to January 2001, he was President, Chief Executive Officer and a Director of Washington Homes, Inc. ("WHI") and from April 1999 Chairman of the Board of WHI.

      Mr. Greenbaum has been a senior partner of Greenbaum, Rowe, Smith, Ravin, Davis & Himmel, a law firm since 1950. Mr. Greenbaum qualifies as an independent Director as defined in the Company's Certificate of Incorporation.

      Mr. McDonald was a Director of Midlantic Bank N.A. from 1976 to December, 1995, Executive Committee Chairman of Midlantic Bank N.A. from August 1992 to December, 1995 and was President of Midlantic Bank N.A. from 1976 to June 1992. He was also a Director of Midlantic Corporation to December, 1995 and was Vice Chairman of Midlantic Corporation from June 1990 to July 1992. Mr. McDonald qualifies as an independent Director as defined in the Company's Certificate of Incorporation.

      Mr. Reinhart has been Senior Vice President and General Counsel since April 1985. He was elected Secretary of the Company in February 1997.

      Mr. Robbins was a partner with Kenneth Leventhal & Company from 1973 to 1992 when he retired. Mr. Robbins was managing partner of the New York office and an executive committee partner when he retired. He is also a trustee of Keene Creditors Trust.

      Mr. Sorsby was appointed Executive Vice President and Chief Financial Officer of the Company in November, 2000 after serving as Senior Vice President, Treasurer and Chief Financial Officer of the Company since February 1996.

      Mr. Weinroth is Chairman of the Board of Core Laboratories N.V., a New York Stock Exchange listed worldwide oil field services company. He is also a senior partner in Andersen, Weinroth & Co., L.P. a merchant banking firm. He has held such positions since 1994 and the beginning of 1996, respectively. From 1989 to the present, Mr. Weinroth has been Co-Chairman of the Board of Directors and Chairman of the Investment Committee of First Brittania N.V., an international mezzanine and equity fund. He is also a director of the Central Asian-American Enterprise Fund, a development lender and investor in five countries formerly in the Soviet Union; the Fund receives its capital from an agency of the United States government. Mr. Weinroth qualifies as an independent Director as defined in the Company's Certificate of Incorporation.

Meetings of Board of Directors

      The members of the Audit Committee of the Board of Directors are Messrs. McDonald, Weinroth and Reinhart. The Audit Committee is chaired by Mr. McDonald and is responsible for reviewing and approving the scope of the annual audit undertaken by the Company's independent accountants and meeting with them to review the results of their work as well as their recommendations. The Audit Committee has direct access to the Company's independent accountants and also reviews the fees of independent accountants and recommends to the Board of Directors the appointment of independent accountants.

      The Internal Audit Manager for the Company reports directly to the Audit Committee on, among other things, the Company's compliance with certain Company procedures which are designed to enhance management's understanding of operating issues and the results of the Audit Department's approximately 50 audits annually of the various aspects of the Company's business. The Audit Committee authorizes staffing and compensation of the internal audit department. The Company's Chief Accounting Officer reports directly to the Audit Committee on significant accounting issues. During the year ended October 31, 2000 the Audit Committee met twice and had numerous telephonic meetings with the Internal Audit Manager.

      The Compensation Committee consists of Messrs. McDonald and Weinroth. The Compensation Committee is currently chaired by Mr. Weinroth and is active in reviewing salaries, bonuses and other forms of compensation for officers and key employees of the Company, in establishing salaries and in other compensation and personnel areas as the Board of Directors from time to time may request. For a discussion of the criteria utilized and factors considered by the Compensation Committee in reviewing and establishing executive compensation, see "Report of the Compensation Committee" below. During the year ended October 31, 2000 the Compensation Committee met twice.

      The Company has no executive or nominating committees. Procedures for nominating persons for election to the Board of Directors are contained in the Company's Bylaws.

      During the year ended October 31, 2000 the Board of Directors held four regularly scheduled meetings and two telephonic meetings. In addition, the directors considered Company matters and had numerous communications with the Chairman of the Board of Directors and others wholly apart from the formal meetings.

Director Compensation

      Each director who is not an officer of the Company is paid $2,000 per regularly scheduled meeting attended, $1,000 for each committee meeting attended on a board meeting day, $2,000 for each committee meeting attended on a day other than a board meeting day, $2,000 for special meetings attended and a bonus. Members of the Audit Committee receive an additional $7,500 payable semi-annual. From time to time, these directors are also granted stock options. All directors are reimbursed for expenses related to their attendance at Board of Directors and committee meetings. During the year ended October 31, 2000, Mr. McDonald received $37,500, Mr. Greenbaum received $28,000 and Mr. Weinroth received $37,500 including a bonus paid in January 2001. In addition, on January 11, 2000 these three directors were granted 5,000 stock options each at an exercise price of $6.1875 (market price on the date of the grant). The options vest 25% a year starting on the third anniversary date of the grant and terminate January 10, 2010.

                      RATIFICATION OF THE SELECTION OF AND
                    RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

      The selection of independent accountants to examine financial statements of the Company made available or transmitted to shareholders and filed with the Securities and Exchange Commission for the year ended October 31, 2001 is to be submitted to the meeting for ratification. Ernst & Young LLP has been selected by the Board of Directors of the Company to examine such financial statements.

      The Company has been advised that a representative of Ernst & Young LLP will attend the Annual Meeting to respond to appropriate questions and will be afforded the opportunity to make a statement if the representative so desires.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

      The following table summarizes the compensation paid or accrued by the Company for the chief executive officer and the other four most highly compensated executives during the years ended October 31, 2000, 1999 and 1998. Long-Term Compensation

                                                                                      ----------------------------------
                                                        ------------------------                    Awards
                                                           Annual Compensation        ----------------------------------
                                                        ------------------------                   Number of
                                                                              Other               Securities                All
                                           Year                              Annual   Restricted  Underlying               Other
                                            or                               Compen-     Stock     Options/     LTIP      Compen-
        Name and Principal Position       Period    Salary      Bonus(1)    sation(2)  Awards(3)    SARs(4)    Payouts   sation(5)
      ------------------------------      ------- ----------   -----------  --------- ----------  ----------- --------- -----------
Kevork S. Hovnanian .....................  2000     $869,986   $1,206,000      --         $0              0       N/A    $ 12,901
    Chairman of the Board,                 1999     $831,299   $  720,000      --         $0              0       N/A    $ 12,313
    and Director of the Company            1998     $800,232   $  668,800      --         $0              0       N/A    $  9,973

Ara K. Hovnanian ........................  2000     $809,480   $  904,500      --      $361,800     125,000       N/A    $106,537
    President, Chief Executive             1999     $771,827   $  627,321      --      $172,800      75,000       N/A    $ 60,118
    Officer and Director                   1998     $756,107   $  668,800      --         $0         75,000       N/A    $ 10,345
    of the Company

J. Larry Sorsby .........................  2000     $260,369   $  181,449      --       $72,580      20,000       N/A    $ 32,182
    Executive Vice President               1999     $221,317   $  156,992      --       $47,098      20,000       N/A    $ 22,060
    and Chief Financial Officer            1998     $232,277   $  179,113      --         $0         20,000       N/A    $ 17,601
    and Director of the Company

Peter S. Reinhart .......................  2000     $186,451   $   73,405      --       $29,362      10,000       N/A    $ 22,025
    Senior Vice President/                 1999     $177,115   $   76,800      --       $23,040           0       N/A    $ 16,279
    General Counsel and                    1998     $176,738   $   86,240      --         $0         10,000       N/A    $ 13,965
    Director of the Company

William L. Carpitella ...................  2000     $193,654   $   72,932      --       $29,172      10,000       N/A    $  7,506
    Senior Vice President                  1999     $168,077   $   57,120      --       $17,136       8,000       N/A    $  5,626
    Organizational Development             1998     $163,846   $   60,000      --         $0              0       N/A    $  1,139

----------
Notes:

(1)   Includes awards not paid until after year end.

(2) Includes perquisites and other personal benefits unless the aggregate amount is less than either $50,000 or 10% of the total of annual salary and bonus reported for the named executive officer.

(3) Represents the right to receive Class A Common Stock after vesting 25% a year for four years. Any Executive with 20 years of service or who reaches the age of 58 vests immediately.

(4)   The Company does not have a stock appreciation right ("SAR") program.

(5) Includes accruals under the Company's savings and investment retirement plan (the "Retirement Plan"), deferred compensation plan (the "Deferred Plan") and term life insurance premiums for each of the named executive officers for the year ended October 31, 2000 as follows:

                              Retirement     Deferred      Term
                                 Plan          Plan      Insurance       Total
                             ------------   ----------  -----------   ----------
K. Hovnanian ...............     $12,600       $     0      $301        $ 12,901
A. Hovnanian ...............     $12,600       $93,336      $601        $106,537
Sorsby .....................     $12,600       $19,115      $467        $ 32,182
Reinhart ...................     $12,600       $ 9,051      $374        $ 22,025
Carpitella .................     $ 5,530       $ 1,602      $374        $  7,506

Option Grants in Last Fiscal Year

      The following table provides information on option grants in fiscal 2000 to the named executive officers.

                                                               Individual Grants                                Potential
                                                -----------------------------------------------             Realized Value at
                                                             % of Total                                      Assumed Annual
                                                Number of      Options   Exercise                         Rates of Stock Price
                                               Securities    Granted to   or Base                             Appreciation
                                               Underlying     Employees    Price                           for Option Term(1)
                                                 Options      in Fiscal     Per      Expiration     ------------------------------
           Name                                  Granted        1999       Share        Date             5%               10%
         -------                               -----------    ---------  ---------   -----------    ------------    --------------
Kevork S. Hovnanian ..........................         0         N/A        N/A          N/A             N/A              N/A
Ara K. Hovnanian .............................   125,000        29.1%      $5.75       3/13/10         $452,018        $1,145,502
J. Larry Sorsby ..............................    20,000         4.7%      $5.94       3/21/10         $ 74,713        $  189,337
Peter S. Reinhart ............................    10,000         2.3%      $6.56       8/28/10         $ 41,255        $  104,550
William L. Carpitella ........................    10,000         2.3%      $5.88       3/01/10         $ 36,948        $   93,632

----------
Note:

(1) The potential realizable value is reported net of the option exercise price, but before income taxes associated with exercise. These amounts represent assumed annual compounded rates of appreciation of 5% and 10% only from the date of grant to the end of the option. Actual gains, if any, on stock option exercises are dependent on the future performance of the Company's Class A Common Stock, overall stock market conditions, and the optionee's continued employment through the vesting period. The amounts reflected in this table may not necessarily be achieved.

Aggregated Option Exercises During the Year Ended
October 31, 2000 and Option Values at October 31, 2000

      The following table provides information on option exercises during the year ended October 31, 2000 by the named executive officers and the value of such officers' unexercised options at October 31, 2000.

                                                                       Securities Underlying
                                                                       Number of Unexercised           Value of Unexercised
                                           Shares                           Options at                In-the-Money Options at
                                          Acquired                      October 31, 2000(1)             October 31, 2000(1)
                                             On          Value          -------------------             -------------------
               Name                       Exercise     Realized     Exercisable    Unexercisable     Exercisable     Unexercisable
              -------                     ---------    ---------   ------------   --------------    ------------    --------------
Kevork S. Hovnanian ....................       0           $0          None             None              N/A             N/A
Ara K. Hovnanian .......................       0           $0        645,000          275,000          $578,711         $281,250
J. Larry Sorsby ........................       0           $0         96,000           60,000          $ 88,375         $ 26,250
Peter S. Reinhart ......................       0           $0         64,000           20,000          $ 80,063         $  6,875
William L. Carpitella ..................       0           $0          None            18,000             N/A           $ 13,750

----------
Note:

(1) The closing price of the Class A Common Stock on the last trading day of October, 2000 on the American Stock Exchange was $7.25.

Ten-Year Option Repricings

      For the year ended October 31, 2000, there was no adjustment or amendment to the exercise price of the stock options previously awarded.

Report of the Compensation Committee

      The Compensation Committee is charged with the responsibility of determining the cash and other incentive compensation, if any, to be paid to the Company's executive officers and key employees. The amount and nature of the compensation received by the

Company's executives during the year ended October 31, 2000 was determined in accordance with the compensation program and policies described below.

      The executive compensation program is designed to attract, retain and reward highly qualified executives while maintaining a strong and direct link between executive pay, the Company's financial performance and total shareholder return. The executive compensation program contains three major components: base salaries, annual bonuses and stock options. In establishing the three major components for each executive, the Compensation Committee reviews, as part of its criteria, the compensation received by other executives in the homebuilding industry.

      Base Salary

      The Compensation Committee believes that, due to the Company's success in its principal markets, other companies seeking proven executives may view members of the Company's highly experienced executive team as potential targets. The base salaries paid to the Company's executive officers during the year ended October 31, 2000 generally were believed to be necessary to retain their services.

      Base salaries, including that of Mr. K. Hovnanian, the Company's Chairman of the Board, are reviewed annually and are adjusted based on the performance of the executive, any increased responsibilities assumed by the executive, average salary increases or decreases in the industry and the going rate for similar positions at comparable companies. Mr. A. Hovnanian set the year ended October 31, 2000 base salaries of the Company's executive officers. Each executive officer's base salary, including the base salary of Mr. K. Hovnanian, was reviewed in accordance with the above criteria by the members of the Compensation Committee and thereafter approved.

      Annual Bonus Program

      The Company maintains an annual bonus program under which executive officers and other key management employees have the opportunity to earn cash bonuses. The annual bonus program is intended to motivate and reward executives for the achievement of individual performance objectives and for the attainment by the Company of strategic and financial performance goals, including levels of return on equity.

      Under the Senior Executive Short-Term Incentive Plan for Mr. K. Hovnanian, Chairman of the Board and Mr. A. Hovnanian, President and Chief Executive Officer, a fixed amount bonus is paid based on the Company's Return on Equity ("ROE"). All other executive officers participate in a plan based on ROE but instead of receiving a fixed amount, they receive a percentage of their base salary. As the Company's ROE reaches higher targeted levels, the bonus percentage of salary increases.

      The Company's annual bonus program is designed to be cost and tax effective. In accordance with section 162(m) of the Code, the bonus plan for executives receiving compensation in excess of $1,000,000 was approved by shareholders at the April 15, 1997 and March 16, 2000 Annual Meetings of Shareholders and reflects the Compensation Committee's policies of maximizing corporate tax deductions, wherever feasible.

      Stock Incentive Plan

      The Stock Incentive Plan established by the Board of Directors is intended to align the interests of the Company's executives and shareholders in the enhancement of shareholder value. The ultimate value received by option holders is directly tied to increases in the Company's stock price and, therefore, stock options serve to closely link the interests of management and shareholders and motivate executives to make decisions that will serve to increase the long-term total return to shareholders. Additionally, grants under the Stock Incentive Plan include vesting and termination provisions which the Compensation Committee believes will encourage option holders to remain employees of the Company.

      The Stock Incentive Plan is administered by the Compensation Committee. See "Option Grants in Last Fiscal Year" above. No member of the Compensation Committee, while a member, is eligible to participate in the Stock Incentive Plan.

                                        COMPENSATION COMMITTEE

                                        Stephen D. Weinroth
                                        Desmond P. McDonald

Report of the Audit Committee

      The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors and is governed by its Charter as set forth in Exhibit A, hereto, which was adopted in March of 2000. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities the committee reviewed the audited financial statements in the Annual Report with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgements, and the clarity of disclosures in the financial statements.

      The committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles:

      o     the overall scope and plans for their respective audits,

      o their judgements as to the quality, not just the acceptability, of the Company's accounting principles,

      o their independence from management and the Company including matters in the written disclosures and the letter from the independent accountants required by the Independence Standards Board No. 1,

      o and such other matters as are required to be discussed with the committee under generally accepted auditing standards.

      Messrs. McDonald and Weinroth are independent audit committee members based on discussions with the Company's independent auditors and their disclosures as required by the Independence Standards Board, Standard No. 1. They are also independent in accordance with the listing standards of the American Stock Exchange. Mr. Reinhart is an Executive Officer of the Company, and as such, is not independent. Having Mr. Reinhart on the committee is in the best interest of the Company because he can provide day-to-day supervision to the internal audit staff, he is readily available to address issues with management, and provides independent members insight into audit and financial matters.

      The audit committee, as part of its Charter, reviews quarterly with management the Company's financial statements prior to filing with the Securities and Exchange Commission and discusses with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61. In addition, the committee in reliance on the reviews and discussions referred to above, has recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended October 31, 2000.

                                          AUDIT COMMITTEE

                                          Desmond P. McDonald
                                          Stephen D. Weinroth
                                          Peter S. Reinhart

Fees Paid to Principal Accountant

      Audit Fees

      We were billed a total of $304,500 by Ernst & Young LLP for services rendered in connection with the audit of our financial statements for the fiscal year ended October 31, 2000 and the reviews of the interim financial statements.

      Financial Information Systems Design and Implementation Fees

    There were no fees billed by Ernst & Young LLP for services rendered in connection with financial information systems design and implementation during the fiscal year ended October 31, 2000.

      All Other Fees

      All other fees billed for services rendered by Ernst & Young LLP other than those above were $341,770.

Principal Accountant Independence

      The Audit Committee has determined that the provision of all non-audit services performed by the principal accountant were compatible with maintaining their independence.

Compensation Committee Interlocks and Insider Participation

      Mr. Weinroth is Chairman of the Compensation Committee which also includes Mr. McDonald. Both Messrs. McDonald and Weinroth are non-employee directors and were never officers or employees of the Company. See "CERTAIN TRANSACTIONS" for information concerning Mr. Greenbaum's business relationship with the Company.

Performance Graph

      The following graph compares on a cumulative basis the yearly percentage change over the five year period ending October 31, 2000 in (i) the total shareholder return on the Class A Common Stock of the Company with (ii) the total return on the Standard & Poor's 500 Index and with (iii) the total shareholder return on the peer group of sixteen companies. Such yearly percentage change has been measured by dividing (i) the sum of (a) the amount of dividends for the measurement period, assuming dividend reinvestment, and (b) the price per share at the end of the measurement period less the price per share at the beginning of the measurement period, by (ii) the price per share at the beginning of the measurement period. The price of each unit has been set at $100 on October 31, 1995 for the preparation of the graphs. The peer group index is composed of the following companies: Centex Corporation, D R Horton, Inc., Engle Homes, Inc., Kaufman & Broad Home Corporation, Lennar Corporation, Orleans Homebuilders, Inc., Presley Companies, Pulte Corporation, Rottlund, Inc., Ryland Group, Inc., Schuler Homes, Inc., Standard Pacific Corporation, Sundance Homes, Inc., Toll Brothers, Inc., Washington Homes, Inc., and Zaring National Corporation.

      Note: The stock price performance shown on the following graph is not necessarily indicative of future price performance.

 Comparison of Five-Year Cumulative Total Return of Hovnanian Enterprises, Inc.,
              the S&P 500 Index and a Peer Group Index (October 31)

 [The following table was represented as a line graph in the printed material.]

        HOVNANIAN ENTERPRISES    PEER GROUP INDEX     S&P 500 INDEX
        ---------------------    ----------------     -------------

10/95              100                  100                100
10/96            84.21                90.21              124.1
10/97           104.39               147.52             163.95
10/98            119.3               157.02                200
10/99            89.47               124.81             251.35
10/00           101.75               203.05             266.66

                              CERTAIN TRANSACTIONS

      The Company's Board of Directors has adopted a general policy providing that it will not make loans to officers or directors of the Company or their relatives at an interest rate less than the interest rate at the date of the loan on six month U.S. Treasury Bills, that the aggregate of such loans will not exceed $3,000,000 at any one time, and that such loans will be made only with the approval of the members of the Company's Board of Directors who have no interest in the transaction. At October 31, 2000, there were two loans under this policy to Mr. K. Hovnanian, Chairman of the Board amounting to $3,000 and Mr. A. Hovnanian, President, Chief Executive Officer and a Director of the Company amounting to $3,124,000, both for personal matters, at an interest rate equal to the six month U.S. Treasury Bill. Due to an oversight the loan exceeded $3,000,000 at October 31, 2000. On November 9, 2000 a $250,000 payment was received which reduced the loans to within authorized limits.

      The Company provides property management services to various limited partnerships including one limited partnership in which Mr. A. Hovnanian is general partner, and members of his family and certain officers and directors of the Company are limited partners. At October 31, 2000, no amounts were due the Company by these partnerships.

      Mr. Arthur Greenbaum is a senior partner of Greenbaum, Rowe, Smith, Ravin, Davis & Himmel, a law firm retained by the Company during the year ended October 31, 2000.

                                     GENERAL

      The expense of this solicitation is to be borne by the Company. The Company may also reimburse persons holding shares in their names or in the names of their nominees for their expenses in sending proxies and proxy material to their principals.

      Unless otherwise directed, the persons named in the accompanying form of proxy intend to vote all proxies received by them in favor of the election of nominees to the Board of Directors of the Company named herein and in favor of the ratification of selected independent accountants. All proxies will be voted asEspecified.

      Each share of Class A Common Stock entitles the holder thereof to one vote and each share of Class B Common Stock entitles the holder thereof to ten votes. Votes of Class A Common Stock and Class B Common Stock will be counted together without regard to class and will be certified by the Inspectors of Election, who are employees of the Company. Notwithstanding the foregoing, the Company's Certificate of Incorporation provides that each share of Class B Common Stock held, to the extent of the Company's knowledge, in nominee name by a stockbroker, bank or otherwise will be entitled to only one vote per share unless the Company is satisfied that such shares have been held, since the date of issuance, for the benefit or account of the same beneficial owner of such shares or any permitted transferee. Beneficial owners of shares of Class B Common Stock held in nominee name wishing to cast ten votes for each share of such stock must (i) obtain from their nominee a proxy card designed for beneficial owners of Class B Common Stock, (ii) complete the certification on such card and (iii) execute the card and return it to their nominee. The Company has also supplied nominee holders of Class B Common Stock with specially designed proxy cards to accommodate the voting of the Class B Common Stock.

In accordance with the Company's Certificate of Incorporation, shares of Class B Common Stock held in nominee name will be entitled to ten votes per share only if the beneficial owner proxy card or the nominee proxy card relating to such shares is properly completed and received by EquiServe, the Company's transfer agent, not less than 3 nor more than 20 business days prior to March 8, 2001. Completed proxy cards should be sent to P.O. Box 9379, Boston, Massachusetts 02205-9956, Attention: Proxy Department.

      All items to be acted upon at this Annual Meeting of Shareholders will be determined by a majority of the votes cast. Mr. K. Hovnanian and certain members of his family have informed the Company that they intend to vote in favor of all proposals submitted on behalf of the Company. Because of the voting power of Mr.
K. Hovnanian and such members of his family, all of the foregoing proposals are assured passage.

      Management does not intend to present any business at the meeting other than that set forth in the accompanying Notice of Annual Meeting of Shareholders, and it has no information that others will do so. If other matters requiring the vote of the shareholders properly come before the meeting and any adjournments thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxies held by them in accordance with their judgment on such matters.

                          SHAREHOLDER PROPOSALS FOR THE
                               2002 ANNUAL MEETING

      Shareholder proposals for inclusion in the proxy materials related to the 2002 Annual Meeting of Shareholders must be received by the Company no later than November 30, 2001. To be properly brought before the Annual Meeting, any proposal must be received 45 days prior to the 2002 Annual Meeting.

                                        By Order of the Board of Directors
                                        HOVNANIAN ENTERPRISES, INC.

Red Bank, New Jersey
February 2, 2001

                                                                       Exhibit A

                           HOVNANIAN ENTERPRISES, INC.
                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                                     CHARTER

I. ORGANIZATION

The Charter governs the operations of the Audit Committee, a standing committee of the Board of Directors of Hovnanian Enterprises, Inc. (the "Board"). The Audit Committee shall review and reassess the adequacy of the Charter at least annually and recommend proposed changes to the Board for approval. The Audit Committee shall be composed of at least three Directors who are independent of the management of the Company and are free of any relationship that, in the opinion of the Board, would interfere with their exercise of independent judgment as a committee member. Each committee member must be financially literate, and at least one member shall have accounting or financial management expertise.

The audit committee shall hold at least two regularly scheduled meetings each year and as many additional special meetings as may be necessary to carry out its responsibilities.

II. STATEMENT OF POLICY

The Audit Committee was established to assist the Board in fulfilling its oversight responsibility to the shareholders, the investment community and others relating to the Company's financial statements and financial reporting process, its accounting systems and internal controls, the independent audit and periodic reviews of the Company's financial statements and compliance with laws and policies established by management and the Board. In so doing, the Audit Committee shall endeavor to facilitate open communication between the Directors, the independent auditors and financial management of the Company.

III. RESPONSIBILITIES

The primary responsibility of the Audit Committee is to oversee the Company's financial reporting process on behalf of the Board and report the results of its activities to the Board. It is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations. The Audit Committee may assist in helping to resolve such disagreements, if any. In carrying out its responsibilities, the Audit Committee will:

      1. Obtain a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the Board and the Audit

            Committee, as representatives of the Company's shareholders, for their performance in conducting the annual audit and periodic reviews of the financial statements. The Committee shall have the ultimate authority to evaluate and, where appropriate, replace the independent auditors, with the approval of the Board.

      2. Review and recommend to the Directors the independent auditors to be selected to audit the annual financial statements of the Company, subject to approval by the Shareholders. On an annual basis, discuss with the auditors their independence from management and the Company and review the written disclosures required of the auditors by the Independence Standards Board.

      3. Meet with the independent auditors and financial management of the Company to review the scope and estimated costs of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors.

      4. Review with the financial management of the Company and the independent auditors the 10-Q prior to its filing or prior to the release of earnings, including a discussion with the independent auditors of the matters required to be discussed by SAS No. 61. The Chairperson of the Audit Committee may represent the Audit Committee for purposes of this review.

      5. Review and discuss with management and the independent auditors the Company's annual financial statements, including evaluations of the quality of accounting principles and disclosures and the reasonableness of significant estimates, as required by SAS No. 61. Review any changes in accounting principles. Recommend to the Board the inclusion of such financial statements in the annual report to the shareholders and the Form 10-K.

      6. Cause to be prepared such reports relating to the Audit Committee as may be required to be included in the Company's proxy statements by the rules of the Securities and Exchange Commission (the "SEC").

      7. Monitor submission to the American Stock Exchange of such written affirmations regarding the Audit Committee as may be required by the rules of the American Stock Exchange.

      8. Review with the independent auditors and financial statements the adequacy and effectiveness of the accounting and financial controls of the Company, and review any material recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Review as necessary with the Company's General Counsel any legal matters or compliance issues that may have a material impact on the financial statements.

      9. Provide sufficient opportunity for the independent auditors to meet with the Audit

            Committee without members of management present. Among the items to be discussed in these meetings are the independent auditor's evaluation of the Company's financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit. The Audit Committee shall also meet privately with management of the Company as necessary to review the performance of the independent auditors.

      10. Consult with the Chairman of the Board, or the Chief Executive Officer, or the Board regarding the investigation of any matter brought to its attention within the scope of its duties. If necessary, the Committee is empowered to retain legal counsel or other persons having special competence to assist the Committee in fulfilling its responsibilities. The Audit Committee expects the full cooperation of all employees and consultants of the Company.

      11. Submit the minutes of all meetings of the Audit Committee to, or discuss the matters discussed at each committee meeting with, the Board.

                                   Proxy Card

                                  DETACH HERE

                                     PROXY

                          HOVNANIAN ENTERPRISES, INC.

                     Nominee Holder of Class B Common Stock

          This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby constitutes and appoints Kevork S. Hovnanian, Ara K. Hovnanian and Desmond P. McDonald, and each of them, his true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Shareholders of HOVNANIAN ENTERPRISES, INC. to be held in the Boardroom of the American Stock Exchange, 13th Floor, 86 Trinity Place, New York, New York, at 10:30 A.M. on March 8, 2001, and at any adjournments thereof, upon the matters set forth in the notice of meeting and Proxy Statement dated February 2, 2001 and upon all other matters properly coming before said meeting.

-----------                                                          -----------
SEE REVERSE         CONTINUED AND TO BE SIGNED ON REVERSE SIDE       SEE REVERSE
  SIDE                                                                  SIDE
-----------                                                          -----------

                                  DETACH HERE

|X| Please mark
    votes as in
    this example

This proxy when properly executed will be voted (1) for the election of the nominees of the Board of Directors; (2) for the ratification of the selection of Ernst & Young LLP as independent accountants; and (3) on any other matters in accordance with the discretion of the named attorneys and agents, if no instructions to the contrary are indicated in Items (1), (2) and (3).

1.    Election of Directors.

      Nominees: (01) K. Hovnanian, (02) A. Hovnanian, (03) P. Buchanan, (4) G. DeCesaris, Jr., (05) A. Greenbaum, (06) D. McDonald, (07) P. Reinhart,
      (08) J. Robbins, (9) J. Sorsby, (10) S. Weinroth

                           FOR             WITHHELD
                           |_|               |_|

      |_| ______________________________________________________________________
          For all nominees except as noted above

2. Ratification of the selection of Ernst & Young LLP as independent accountants for the year ended October 31, 2001.

                    FOR            AGAINST          ABSTAIN
                    |_|              |_|              |_|

3. In their discretion, upon other matters as may properly come before the meeting.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT |_|

Please mark, sign, date and return the proxy card promptly using the enclosed envelope. This Proxy must be signed exactly as name appears hereon. Executors, administrators, trustees, etc., should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.


Signature:____________________________________ Date:____________________________


Signature:____________________________________ Date:____________________________

                                  DETACH HERE

                                     PROXY

                          HOVNANIAN ENTERPRISES, INC.

                              Class B Common Stock

          This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby constitutes and appoints Kevork S. Hovnanian, Ara K. Hovnanian and Desmond P. McDonald, and each of them, his true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Shareholders of HOVNANIAN ENTERPRISES, INC. to be held in the Boardroom of the American Stock Exchange, 13th Floor, 86 Trinity Place, New York, New York, at 10:30 A.M. on March 8, 2001, and at any adjournments thereof, upon the matters set forth in the notice of meeting and Proxy Statement dated February 2, 2001 and upon all other matters properly coming before said meeting.

-----------                                                          -----------
SEE REVERSE         CONTINUED AND TO BE SIGNED ON REVERSE SIDE       SEE REVERSE
  SIDE                                                                  SIDE
-----------                                                          -----------

                                  DETACH HERE

|X| Please mark
    votes as in
    this example

This proxy when properly executed will be voted (1) for the election of the nominees of the Board of Directors; (2) for the ratification of the selection of Ernst & Young LLP as independent accountants; and (3) on any other matters in accordance with the discretion of the named attorneys and agents, if no instructions to the contrary are indicated in Items (1), (2) and (3).

1.    Election of Directors.

      Nominees: (01) K. Hovnanian, (02) A. Hovnanian, (03) P. Buchanan, (4) G. DeCesaris, Jr., (05) A. Greenbaum, (06) D. McDonald, (07) P. Reinhart,
      (08) J. Robbins, (9) J. Sorsby, (10) S. Weinroth

                           FOR             WITHHELD
                           |_|               |_|

      |_| ______________________________________________________________________
          For all nominees except as noted above

2. Ratification of the selection of Ernst & Young LLP as independent accountants for the year ended October 31, 2001.

                    FOR            AGAINST          ABSTAIN
                    |_|              |_|              |_|

3. In their discretion, upon other matters as may properly come before the meeting.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT |_|

Please mark, sign, date and return the proxy card promptly using the enclosed envelope. This Proxy must be signed exactly as name appears hereon. Executors, administrators, trustees, etc., should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.


Signature:____________________________________ Date:____________________________


Signature:____________________________________ Date:____________________________

                                  DETACH HERE

                                     PROXY

                          HOVNANIAN ENTERPRISES, INC.

                              Class A Common Stock

          This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby constitutes and appoints Kevork S. Hovnanian, Ara K. Hovnanian and Desmond P. McDonald, and each of them, his true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Shareholders of HOVNANIAN ENTERPRISES, INC. to be held in the Boardroom of the American Stock Exchange, 13th Floor, 86 Trinity Place, New York, New York, at 10:30 A.M. on March 8, 2001, and at any adjournments thereof, upon the matters set forth in the notice of meeting and Proxy Statement dated February 2, 2001 and upon all other matters properly coming before said meeting.

-----------                                                          -----------
SEE REVERSE         CONTINUED AND TO BE SIGNED ON REVERSE SIDE       SEE REVERSE
  SIDE                                                                  SIDE
-----------                                                          -----------

                                  DETACH HERE

|X| Please mark
    votes as in
    this example

This proxy when properly executed will be voted (1) for the election of the nominees of the Board of Directors; (2) for the ratification of the selection of Ernst & Young LLP as independent accountants; and (3) on any other matters in accordance with the discretion of the named attorneys and agents, if no instructions to the contrary are indicated in Items (1), (2) and (3).

1.    Election of Directors.

      Nominees: (01) K. Hovnanian, (02) A. Hovnanian, (03) P. Buchanan, (4) G. DeCesaris, Jr., (05) A. Greenbaum, (06) D. McDonald, (07) P. Reinhart,
      (08) J. Robbins, (9) J. Sorsby, (10) S. Weinroth

                           FOR             WITHHELD
                           |_|               |_|

      |_| ______________________________________________________________________
          For all nominees except as noted above

2. Ratification of the selection of Ernst & Young LLP as independent accountants for the year ended October 31, 2001.

                    FOR            AGAINST          ABSTAIN
                    |_|              |_|              |_|

3. In their discretion, upon other matters as may properly come before the meeting.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT |_|

Please mark, sign, date and return the proxy card promptly using the enclosed envelope. This Proxy must be signed exactly as name appears hereon. Executors, administrators, trustees, etc., should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.


Signature:____________________________________ Date:____________________________


Signature:____________________________________ Date:____________________________

                                  DETACH HERE

                                     PROXY

                          HOVNANIAN ENTERPRISES, INC.

                    Beneficial Owner of Class B Common Stock

          This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby constitutes and appoints Kevork S. Hovnanian, Ara K. Hovnanian and Desmond P. McDonald, and each of them, his true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Shareholders of HOVNANIAN ENTERPRISES, INC. to be held in the Boardroom of the American Stock Exchange, 13th Floor, 86 Trinity Place, New York, New York, at 10:30 A.M. on March 8, 2001, and at any adjournments thereof, upon the matters set forth in the notice of meeting and Proxy Statement dated February 2, 2001 and upon all other matters properly coming before said meeting.

By signing on the reverse hereof, the undersigned certifies that (A) with respect to __________ of the shares represented by this proxy, the undersigned has been the beneficial owner of such shares since the date of their issuance or is a Permitted Transferee (as defined in paragraph 4(A) of Article FOURTH of the Company's Certificate of Incorporation) of any such beneficial owner and (B) with respect to the remaining ________________ shares represented by this proxy, the undersigned has not been the beneficial owner of such shares since the date of their issuance nor is the undersigned a Permitted Transferee of any such beneficial owner.

If no certification is made, it will be deemed that all shares of Class B Common Stock represented by this proxy have not been held, since the date of issuance, for the benefit or account of the same beneficial owner of such shares or any Permitted Transferee.

-----------                                                          -----------
SEE REVERSE         CONTINUED AND TO BE SIGNED ON REVERSE SIDE       SEE REVERSE
  SIDE                                                                  SIDE
-----------                                                          -----------

                                  DETACH HERE

|X| Please mark
    votes as in
    this example

This proxy when properly executed will be voted (1) for the election of the nominees of the Board of Directors; (2) for the ratification of the selection of Ernst & Young LLP as independent accountants; and (3) on any other matters in accordance with the discretion of the named attorneys and agents, if no instructions to the contrary are indicated in Items (1), (2) and (3).

1.    Election of Directors.

      Nominees: (01) K. Hovnanian, (02) A. Hovnanian, (03) P. Buchanan, (4) G. DeCesaris, Jr., (05) A. Greenbaum, (06) D. McDonald, (07) P. Reinhart,
      (08) J. Robbins, (9) J. Sorsby, (10) S. Weinroth

                           FOR             WITHHELD
                           |_|               |_|

      |_| ______________________________________________________________________
          For all nominees except as noted above

2. Ratification of the selection of Ernst & Young LLP as independent accountants for the year ended October 31, 2001.

                    FOR            AGAINST          ABSTAIN
                    |_|              |_|              |_|

3. In their discretion, upon other matters as may properly come before the meeting.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT |_|

Please mark, sign, date and return the proxy card promptly using the enclosed envelope. This Proxy must be signed exactly as name appears hereon. Executors, administrators, trustees, etc., should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.


Signature:____________________________________ Date:____________________________


Signature:____________________________________ Date:____________________________